Business Combination, Significant Transaction and Sale of Business - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition (Details) - Acquisition of Nursing Care Business ("Nursing Care Business") [Member]
$ in Thousands
Dec. 31, 2024 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Customer relationships	$ 529
Technology	309
Goodwill	758
Total assets acquired net of acquired cash	$ 1,596